UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
September 29, 2009
Date of Report (Date of Earliest Event Reported)
SOVRAN SELF STORAGE, INC.
(Exact Name of Registrant as Specified in Its Charter)

Maryland (State of Other Jurisdiction Of Incorporation)	1-13820 (Commission File Number)	16-1194043 (I.R.S. Employer Identification Number)
6467 Main Street
Williamsville, New York 14221
(Address of Principal Executive Offices)

(716) 633-1850
(Registrants’ Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):
     ☐  Written Communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
     Sovran Self Storage, Inc. (the “Company”) is re-issuing its historical consolidated financial statements included in its Annual Report on Form 10-K for the year ended December 31, 2008 (“Form 10-K”), and the accompanying selected financial data, in connection with the Company’s adoption on January 1, 2009 and retrospective application of Statement of Financial Accounting Standards No. 160 “Noncontrolling Interests in Consolidated Financial Statements—An Amendment of ARB No. 51” (“SFAS 160”). The Company is also re-issuing the Selected Financial Data and Management’s Discussion and Analysis of Financial Condition and Results of Operations that accompanied those consolidated financial statements.
     This Current Report on Form 8-K updates the Company’s Form 10-K, including the financial statements therein, to reflect the application of SFAS 160. This Current Report on Form 8-K is not being filed to correct any error or omission in the financial or other information previously filed in the Company’s Form 10-K. The updated financial information is attached to this Current Report on Form 8-K as Exhibit 99.1, which supersedes the corresponding information in the Company’s Form 10-K and is incorporated by reference in the Company’s currently effective registration statements. Except as expressly noted above, the information contained in this report has not been updated to reflect any developments since December 31, 2008. For a discussion of events and developments subsequent to the filing of the Company’s Form 10-K, please refer to the Company’s filings with the Securities and Exchange Commission since that date.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits:

Exhibit
No.	Description
23.1	Consent of Independent Registered Public Accounting Firm

99.1	Updated financial information for the year ended December 31, 2008:
Item 6: Selected Financial Data;
Item 7: Management’s Discussion and Analysis of Financial Condition and Results of Operations
Item 8: Financial Statements & Supplementary Data
Schedule III Real Estate and Accumulated Depreciation

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

SOVRAN SELF STORAGE, INC.
Date: September 29, 2009	By	/s/ DAVID L. ROGERS
		Name:	David L. Rogers
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
23.1	Consent of Independent Registered Public Accounting Firm

99.1	Updated financial information for the year ended December 31, 2008
Item 6: Selected Financial Data;
Item 7: Management’s Discussion and Analysis of Financial Condition and Results of Operations
Item 8: Financial Statements & Supplementary Data
Schedule III Real Estate and Accumulated Depreciation

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